FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
SUPPLEMENT DATED MAY 1, 2004
To
PROSPECTUS DATED MAY 1, 2004

This supplements the information contained in the prospectus (“Prospectus”) for Flexible Premium Variable Life Insurance Policies, dated May 1, 2004. You should keep this May 1, 2004 Supplement to the Prospectus for future reference.

The American Century Variable Products Fund portfolios shown throughout this prospectus are currently not available, but are expected to be available on or about June 1, 2004. The Fund portfolios include the American Century Variable Products International, Vista and Value portfolios.